Exhibit 99.3

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of National General Holdings Corp., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of August 18, 2015.

By:	/s/ Michael Karfunkel
Name:	Michael Karfunkel

By:	/s/ Leah Karfunkel
Name:	Leah Karfunkel

AMTRUST INTERNATIONAL INSURANCE, LTD.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

AMTRUST INSURANCE COMPANY OF KANSAS, INC.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

ASSOCIATED INDUSTRIES INSURANCE COMPANY, INC.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

COMP OPTIONS INSURANCE COMPANY, INC.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

COREPOINTE INSURANCE COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

FIRST NONPROFIT INSURANCE COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

DEVELOPERS SURETY AND INDEMNITY COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

INDEMNITY COMPANY OF CALIFORNIA

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

MILWAUKEE CASUALTY INSURANCE CO.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

SECURITY NATIONAL INSURANCE COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

SEQUOIA INSURANCE COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

SEQUOIA INDEMNITY COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

TECHNOLOGY INSURANCE COMPANY, INC.

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary

WESCO INSURANCE COMPANY

By:	/s/ Stephen Ungar
Name:	Stephen Ungar
Title:	Secretary